===============================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 1, 2000

                    EVEREST HEALTHCARE SERVICES CORPORATION
            (Exact name of registrant as specified in its charter)

           Delaware                      333-57191               36-4045521
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File Number)        Identification No.)

                 101 North Scoville, Oak Park, Illinois 60302
              (Address of principal executive offices) (zip code)

       (Additional registrants listed on Exhibit A to this cover page.)


===============================================================================

               EXHIBIT A TO COVER PAGE - ADDITIONAL REGISTRANTS

                     ACUTE EXTRACORPOREAL SERVICES, L.L.C.
            (Exact name of registrant as specified in its charter)

       Delaware                           333-57191              36-4265964
(State or other jurisdiction            (Commission           (I.R.S. Employer
  of incorporation or                    File Number)        Identification No.)
     organization)

                         CON-MED SUPPLY COMPANY, INC.
            (Exact name of registrant as specified in its charter)

       Illinois                           333-57191              36-3147024
(State or other jurisdiction            (Commission           (I.R.S. Employer
  of incorporation or                    File Number)        Identification No.)
     organization)

                         CONTINENTAL HEALTH CARE, LTD.
            (Exact name of registrant as specified in its charter)

       Illinois                           333-57191              36-3084746
(State or other jurisdiction            (Commission           (I.R.S. Employer
  of incorporation or                    File Number)        Identification No.)
     organization)

                      DIALYSIS SPECIALISTS OF TULSA, INC.
            (Exact name of registrant as specified in its charter)

       Oklahoma                          333-57191              73-1508212
(State or other jurisdiction            (Commission           (I.R.S. Employer
  of incorporation or                    File Number)        Identification No.)
     organization)

                             DUPAGE DIALYSIS LTD.
            (Exact name of registrant as specified in its charter)

       Illinois                          333-57191              36-3029873
(State or other jurisdiction            (Commission           (I.R.S. Employer
  of incorporation or                    File Number)        Identification No.)
     organization)

                       EVEREST HEALTHCARE INDIANA, INC.
            (Exact name of registrant as specified in its charter)

       Indiana                           333-57191              36-3575844
(State or other jurisdiction            (Commission           (I.R.S. Employer
  of incorporation or                    File Number)        Identification No.)
     organization)

                       EVEREST HEALTHCARE OHIO, INC.
              (Exact name of registrant as specified in its charter)

         Ohio                            333-57191              31-1418495
(State or other jurisdiction            (Commission           (I.R.S. Employer
  of incorporation or                    File Number)        Identification No.)
     organization)

                     EVEREST HEALTHCARE TEXAS HOLDING CORP.
            (Exact name of registrant as specified in its charter)

          Delaware                      333-57191             36-4321504
(State or other jurisdiction of        (Commission          (I.R.S. Employer
 incorporation or organization)        File Number)        Identification No.)

                        EVEREST HEALTHCARE TEXAS, L.P.
            (Exact name of registrant as specified in its charter)

          Delaware                      333-57191             36-4321507
(State or other jurisdiction of        (Commission          (I.R.S. Employer
 incorporation or organization)        File Number)        Identification No.)

                           EVEREST MANAGEMENT, INC.
            (Exact name of registrant as specified in its charter)

          Delaware                      333-57191             Applied For
(State or other jurisdiction of        (Commission          (I.R.S. Employer
 incorporation or organization)        File Number)        Identification No.)

                        EVEREST NEW YORK HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)

          New York                      333-57191             36-4276708
(State or other jurisdiction of        (Commission          (I.R.S. Employer
 incorporation or organization)        File Number)        Identification No.)

                             EVEREST ONE IPA, INC.
            (Exact name of registrant as specified in its charter)

          New York                      333-57191             13-3988854
(State or other jurisdiction of        (Commission          (I.R.S. Employer
 incorporation or organization)        File Number)        Identification No.)

                            EVEREST THREE IPA, INC.
            (Exact name of registrant as specified in its charter)

          New York                      333-57191             36-4276711
(State or other jurisdiction of        (Commission          (I.R.S. Employer
 incorporation or organization)        File Number)        Identification No.)

                             EVEREST TWO IPA, INC.
            (Exact name of registrant as specified in its charter)

          New York                      333-57191             36-4276710
(State or other jurisdiction of        (Commission          (I.R.S. Employer
 incorporation or organization)        File Number)        Identification No.)

                         HOME DIALYSIS OF AMERICA, INC.
            (Exact name of registrant as specified in its charter)

           Arizona                      333-57191             86-0711476
(State or other jurisdiction of        (Commission          (I.R.S. Employer
 incorporation or organization)        File Number)        Identification No.)

                          MERCY DIALYSIS CENTER, INC.
            (Exact name of registrant as specified in its charter)

         Wisconsin                      333-57191             39-1589773
(State or other jurisdiction of        (Commission          (I.R.S. Employer
 incorporation or organization)        File Number)        Identification No.)

                      NEW YORK DIALYSIS MANAGEMENT, INC.
            (Exact name of registrant as specified in its charter)

          New York                      333-57191              36-3702390
(State or other jurisdiction of        (Commission          (I.R.S. Employer
 incorporation or organization)        File Number)        Identification No.)

                      NORTH BUCKNER DIALYSIS CENTER, INC.
            (Exact name of registrant as specified in its charter)

          Delaware                      333-57191             36-4206319
(State or other jurisdiction of        (Commission          (I.R.S. Employer
 incorporation or organization)        File Number)        Identification No.)

                      NORTHERN NEW JERSEY DIALYSIS, L.L.C
            (Exact name of registrant as specified in its charter)

          Delaware                      333-57191             36-4291598
(State or other jurisdiction of        (Commission          (I.R.S. Employer
 incorporation or organization)        File Number)        Identification No.)

                           WSKC DIALYSIS SERVICES, INC.
            (Exact name of registrant as specified in its charter)

          Illinois                      333-57191             36-2668594
(State or other jurisdiction of        (Commission          (I.R.S. Employer
 incorporation or organization)        File Number)        Identification No.)

                    101 North Scoville, Oak Park, Illinois 60302
              (Address of principal executive offices) (zip code)

      Registrant's telephone number, including area code: (708) 386-1000

Item 5.   OTHER EVENTS.

On November 1, 2000, Everest Healthcare Services Corporation (the "Company") entered into a definitive agreement with Fresenius Medical Care AG (the "Buyer"), to merge into a wholly-owned subsidiary of Buyer for a purchase price of $343 million, which will be comprised of $240 million cash and 2.25 million Fresenius Medical Care AG preference shares. The cash portion of the purchase price is subject to increase or decrease if the net worth of the company is above or below a specified target.

The completion of the sale of the Company, which is subject to anti-trust and other regulatory approval and certain customary closing conditions, is expected to occur by the end of the year.

Further information regarding this transaction can be found in the press release attached hereto as Exhibit 99.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          99    Press Release of the Company, dated November 2, 2000

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on the 14th day of November, 2000.


                                       Everest Healthcare Services
                                         Corporation

                                       By: /s/ Craig W. Moore
                                           ----------------------
                                           Craig W. Moore
                                           Chairman and Chief Executive Officer

                                       By: /s/ Lawrence D. Damron
                                           ----------------------
                                           Lawrence D. Damron
                                           Chief Financial Officer


                                  SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 14th day of November, 2000.

                                       Con-Med Supply Company, Inc.
                                       Continental Health Care, Ltd.
                                       Dialysis Specialists of Tulsa, Inc.
                                       Dupage Dialysis, Ltd.
                                       Everest Healthcare Indiana, Inc.
                                       Everest Healthcare Ohio, Inc.
                                       Everest Healthcare Texas Holding
                                         Corp.
                                       Everest Management, Inc.
                                       Everest New York Holdings, Inc.
                                       Everest One IPA, Inc.
                                       Everest Three IPA, Inc.
                                       Everest Two IPA, Inc.
                                       Home Dialysis of America, Inc.
                                       Mercy Dialysis Center, Inc.
                                       New York Dialysis Management, Inc.
                                       North Buckner Dialysis Center, Inc.
                                       WSKC Dialysis Services, Inc.

                                       By: /s/ Craig W. Moore
                                           ----------------------
                                           Craig W. Moore
                                           Chairman and Chief Executive Officer

                                       By: /s/ Lawrence D. Damron
                                           ----------------------
                                           Lawrence D. Damron
                                           Chief Financial Officer


                                  SIGNATURES


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 14th day of November, 2000.

                                       Northern New Jersey Dialysis, L.L.C.
                                       Acute Extracorporeal Services, L.L.C.

                                       By: /s/ Craig W. Moore
                                           ----------------------
                                           Craig W. Moore
                                           Chief Executive Officer

                                       By: /s/ Lawrence D. Damron
                                           ----------------------
                                           Lawrence D. Damron
                                           Chief Financial Officer

                                  SIGNATURES


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 14th day of November, 2000.

                                       Everest Healthcare Texas, L.P.

                                       By: North Buckner Dialysis Center, Inc.
                                           -----------------------------------
                                                    General Partner

                                       By: /s/ Craig W. Moore
                                           ----------------------
                                           Craig W. Moore
                                           Chief Executive Officer

                                       By: /s/ Lawrence D. Damron
                                           ----------------------
                                           Lawrence D. Damron
                                           Chief Financial Officer